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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

MORTGAGEIT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of incorporation or organization)	20-0947002 (IRS Employer Identification No.)

33 Maiden Lane New York, New York (Address of principal executive offices)	10038 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock, par value $0.01 per share	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-113825

Securities to be registered pursuant to Section 12(g) of the Act:

Non-Applicable

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant's Securities to be Registered.

        See "Description of Capital Stock" in the Preliminary Prospectus included in the Registrant's Registration Statement on Form S-11, dated March 22, 2004 (Registration No. 333-113825), as amended on April 30, 2004, May 26, 2004 and June 7, 2004, which are hereby incorporated by reference.

Item 2.    Exhibits.

3.1	Proposed Articles of Amendment and Restatement of Incorporation of MortgageIT Holdings, Inc. (1)
3.2	Bylaws of MortgageIT Holdings, Inc. (2)
4.1	Form of Stock Certificate (1)

(1)
Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-11 (No. 333-113825) filed with the Commission on April 30, 2004.

(2)
Incorporated by reference from the Registrant's Registration Statement on Form S-11 (No. 333-113825) originally filed with the Commission on March 22, 2004.

2

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

MORTGAGEIT HOLDINGS, INC.
Date: June 10, 2004
By:
/s/ DOUG W. NAIDUS Doug W. Naidus Chief Executive Officer

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INFORMATION REQUIRED IN REGISTRATION STATEMENT
  Item 1. Description of Registrant's Securities to be Registered.
  Item 2. Exhibits.
SIGNATURE